SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2008
GRAYMARK HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-50638	20-0180812
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

101 N. Robinson, Suite 920
Oklahoma City, Oklahoma 73102	73102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (405) 601-5300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
On June 3, 2008, we at Graymark Healthcare, Inc. completed a private placement offering of 3,344,447 common stock shares, $0.0001 par value, for $15,050,011.50 or $4.50 per share. In connection with this offering, no underwriting discounts or commissions were paid or will be paid. The common stock shares were sold without registration under the Securities Act of 1933, as amended, in reliance on the registration exemption afforded by Regulation D and more specifically Rule 506 of Regulation D. In connection with this sale, the purchasers were provided disclosure information that principally consisted of a description of our common stock shares and our Annual Report on Form 10-K for the year ended December 31, 2007 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2008. There were four purchasers of the common stock shares and each qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC. (Registrant)
By:	/S/ STANTON NELSON
Stanton Nelson, Chief Executive Officer

Date: June 3, 2008